UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

WASHINGTON, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): November 7, 2008

VISA INC.

(Exact name of Registrant as Specified in Its Charter)

Delaware	001-33977	26-0267673
(State or Other Jurisdiction of Incorporation)	(Commission File Number)	(IRS Employer Identification No.)

P.O. Box 8999 San Francisco, California	94128-8999
(Address of Principal Executive Offices)	(Zip Code)

Registrant’s Telephone Number, Including Area Code: (415) 932-2100

N/A

(Former Name or Former Address, if Changed Since Last Report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instructions A.2. below):

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 8.01    Other Events

On November 7, 2008, Visa Inc. (the Company) issued a press release announcing that its Special Meeting of Stockholders (the Special Meeting) is scheduled to be held on December 16, 2008 to approve the amendment and restatement of its certificate of incorporation to permit the Company greater flexibility in funding its retrospective responsibility plan, to remove obsolete provisions and to make other clarifying modifications to its certificate of incorporation. The record date will be set in the near future. The Company’s stockholders as of the record date will be provided notice, proxy materials and will be entitled to vote at the Special Meeting.

The press release is attached hereto as Exhibit 99.1.

Item 9.01     Financial Statements and Exhibits

(d) Exhibits

99.1	Press Release of Visa Inc., dated November 7, 2008

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Date November 7, 2008	VISA INC.

	By:	/s/ Joseph W. Saunders
Joseph W. Saunders
Chief Executive Officer and Chairman of the Board of Directors

EXHIBIT INDEX

Exhibit Number	Description
99.1	Press Release of Visa Inc., dated November 7, 2008